UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 13, 2014 (June 11, 2014)

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Fitzwilliam Square, Dublin 2 Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-669-6634
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)
The Audit Committee (the "Committee") of the Board of Directors of Endo International plc (the "Company") recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2014.
On June 11, 2014, in connection with this selection process and in accordance with Irish law, the Committee requested Deloitte & Touche ("Deloitte") to resign as the independent registered public accounting firm previously engaged as the principal accountant to audit the Company's financial statements. This became effective on June 12, 2014, upon the engagement of a successor independent registered public accounting firm as the principal accountant to audit the Company's financial statements, as further described below.
The audit reports of Deloitte on the consolidated financial statements of the Company for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's two most recent fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through June 12, 2014, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods. During the Company's two most recent fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through June 12, 2014, there were no "reportable events", as defined in Regulation S-K Item 304 (a)(1)(v).
The Company has provided Deloitte with a copy of the disclosures being made in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and with Canadian securities regulators on SEDAR. The Company requested Deloitte to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated June 13, 2014, is attached hereto as Exhibit 16.1 to this Form 8-K and is incorporated into this Item 4.01 by reference.
(b)
On June 12, 2014, the Committee engaged PricewaterhouseCoopers ("PwC"), an independent registered public accounting firm, as the principal accountant to audit the Company's financial statements for the year ending December 31, 2014. During the Company's two most recent fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through June 12, 2014, the Company did not, nor did anyone on its behalf, consult PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event", each of which as defined in Regulation S-K, Item 304 (a)(1) and related "Instructions to Item 304".

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche to the Securities and Exchange Commission dated June 13, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Company Secretary
Dated: June 13, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from Deloitte & Touche to the Securities and Exchange Commission dated June 13, 2014